POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Timothy Burdick his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                                   Title                                Date

/s/ Mark Gersten__________                   Trustee                           September 13, 2022

Mark Gersten

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Timothy Burdick his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                 Title                                  Date

/s/ Mark Garbin                      Trustee                             September 13, 2022

Mark Garbin

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Timothy Burdick his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                             Title                               Date

/s/ Neil Kaufman__________             Trustee                          September 13, 2022

Neil Kaufman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Colantino, Laura Szalyga and Timothy Burdick her true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                            Title                              Date

/s/ Anita Krug__________               Trustee                          September 13, 2022

Anita Krug

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy Burdick his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                              Title                                Date

/s/ James Colantino ________              President                         September 13, 2022

James Colantino

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy Burdick her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                                Title                             Date

/s/ Laura Szalyga _________                 Treasurer                     September 13, 2022

Laura Szalyga